SUPPLEMENT DATED DECEMBER 29, 1999
                   TO PROSPECTUS SUPPLEMENT DATED MAY 1, 1999
                  FOR GROUP VARIABLE UNIVERSAL LIFE INSURANCE


                   SPECIAL FEATURES OF THE GROUP CONTRACT FOR
                          DAIMLERCHRYSLER CORPORATION


The following supersedes the COVERAGE INFORMATION section of the above-referenced Prospectus Supplement as of January 1, 2000.

HOW MUCH COVERAGE MAY A PARTICIPANT BUY?
A Participant who is an employee may choose from one of eight Face Amounts. The choices range from a minimum Face Amount of $10,000 to a Face Amount equal to five times annual base salary up to a maximum of $3,000,000. (When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it's not already an even multiple of $1,000.)

A Participant who is a spouse may choose from one of these seven Face Amounts:
$250,000, $200,000, $150,000, $100,000, $75,000, $50,000, $25,000.



GL.99.676